As filed with the Securities and Exchange Commission on August 27, 1998

                                    Securities Act registration no. 333-1171
                                    Investment Company Act file no. 811-7521

                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549

                         ---------------------------------

                                     FORM N-1A


                          REGISTRATION STATEMENT UNDER THE
                               SECURITIES ACT OF 1933

                             REGISTRATION NO. 333-1171       [X]

                           POST EFFECTIVE AMENDMENT NO. 3    [X]

                                        and

                          REGISTRATION STATEMENT UNDER THE
                           INVESTMENT COMPANY ACT OF 1940    [X]

                             REGISTRATION NO. 811-7521

                                  AMENDMENT NO. 5            [X]


                                 THE KENWOOD FUNDS
                                 -----------------

                                10 S. LaSalle Street
                                     Suite 3610
                              Chicago, Illinois 60603
                                    312-368-1666

                                 Agent for Service:

                                   Sheldon Stein
                                 D'Ancona & Pflaum
                              30 North LaSalle Street
                              Chicago, Illinois  60602
                                   (312) 580-2014



        (    )  Immediately upon filing pursuant to paragraph (b)
        ( x  )  on September 1, 1998, pursuant to paragraph (b)
        (    )  60 days after filing pursuant to paragraph (a)
        (    )  on _____________, pursuant to paragraph (a) of Rule 485


Registrant has registered an indefinite number of share, under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant's Rule 24f-2 Notice for its fiscal year ended April 30, 1998 was filed on or about July 29, 1998.



                                   FORM N-1A
                               THE KENWOOD FUNDS
                                ----------------

                 REGISTRATION STATEMENT NO. 333-1171 UNDER THE
                             SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 3

               AND REGISTRATION STATEMENT NO. 811-7521 UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 5

                             CROSS REFERENCE SHEET
                             ---------------------

  N-1A
  ITEM NO.     PART A- PROSPECTUS: CAPTION OR PLACEMENT
----------------------------------------------------------------------

         1     Front Cover
         2     Fund Expenses
         3     Financial Highlights
         4     Investment Objective and Policies; Organization of the Fund
         5     Investment Objective and Policies; The Adviser; Services
               Administrator, Custodian and Transfer Agent
         6     Organization of the Fund; Certain Shareholders; Summary;
               Dividends and Distributions; Taxes
         7     Buying Shares; Distribution of Shares; Net Asset Value
         8     Redeeming Shares
         9     (Not Applicable)

               PART B- STATEMENT OF ADDITIONAL INFORMATION: CAPTION OR
               -------------------------------------------------------
               PLACEMENT
               ---------

        10     Cover Page
        11     Table of Contents
        12     (Not Applicable)
        13     Fundamental Investment Restrictions; Non-Fundamental Investment
               Restrictions; Lending Portfolio Securities; See also Prospectus -
               Investment Objectives and Policies
        14     Trustees and Officers
        15     Certain Shareholders
        16     The Adviser; Distribution Plan, Custodian and Transfer Agent;
               Auditors
        17     Portfolio Transactions and Brokerage
        18     See Prospectus-The Fund
        19     Distribution Plan; See also Prospectus - Calculation of Net Asset
               Value
        20     See Prospectus - Dividends and Taxes
        21     Distribution Plan
        22     Performance Data
        23     Financial Statements for the Company for the year ended April 30,
               1998 are incorporated by reference from the 1998 Annual Report to Shareholders.


                      (KENWOOD GROWTH & INCOME FUND LOGO)

                                   PROSPECTUS
                               SEPTEMBER 1, 1998

                      (KENWOOD GROWTH & INCOME FUND LOGO)


                          KENWOOD GROWTH & INCOME FUND
                            10 SOUTH LASALLE STREET
                                   SUITE 3610
                            CHICAGO, ILLINOIS 60603
                                 1-888-KENFUND

                                   PROSPECTUS
                               SEPTEMBER 1, 1998

  The Kenwood Growth & Income Fund (the "Fund") is the only series of The Kenwood Funds, which is organized as a Delaware business trust (the "Trust"). The Fund's objective is capital appreciation and current income. It invests primarily in equity securities.

  This Prospectus concisely sets forth information about the Fund that you should know before investing. Please retain it for future reference. A Statement of Additional Information dated September 1, 1998 has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. You may obtain a copy of the Statement of Additional Information free of charge by writing or calling the Fund at the address or phone number on the cover of this Prospectus.

  SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS
SUMMARY                                                                  2
FUND EXPENSES                                                            3
FINANCIAL HIGHLIGHTS OF THE FUND                                         4
INVESTMENT OBJECTIVE AND POLICIES                                        5
THE ADVISER                                                              7
SERVICES ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTANT    8
DISTRIBUTION OF SHARES                                                   9
BUYING SHARES                                                            9
TELEPHONE TRANSACTIONS                                                  10
EXCHANGING SHARES                                                       10
REDEEMING SHARES                                                        11
NET ASSET VALUE                                                         12
DIVIDENDS AND DISTRIBUTIONS                                             13
TAXES                                                                   13
RETIREMENT PLANS                                                        13
FUND PERFORMANCE                                                        14
ORGANIZATION OF THE FUND                                                14

                                    SUMMARY

  THE FUND. The Fund is the only series of The Kenwood Funds, an open-end management investment company (a mutual fund) organized in 1996 as a Delaware business trust.

  INVESTMENT OBJECTIVE. The Fund's objective is capital appreciation and current income. The Fund invests primarily in equity securities. See "Investment Objective and Policies."

  PURCHASES AND REDEMPTIONS. Shares of the Fund are sold and redeemed at net asset value. No sales load or redemption fee is charged by the Fund. The Transfer Agent charges a nominal transaction fee for telephone exchanges and wire redemptions (See "Exchanging Shares" and "Redeeming Shares"). The minimum initial investment is $2,000 and subsequent investments are $100 or more. These minimum investment amounts may be waived or reduced for participants in certain retirement plans. See "Buying Shares" for more information on how to invest. Shares are redeemable by mail or by wire to a predesignated bank account. See "Selling Shares" for details.

  THE ADVISER. The Kenwood Group, Inc. serves as the Fund's investment adviser (the "Adviser"), and receives fees for managing the Fund's investments and performing certain administrative and management services for the Fund. See "The Adviser."

  THE DISTRIBUTOR. AmeriPrime Financial Securities, Inc. serves as the Fund's principal underwriter and distributes the Fund's shares (the "Distributor"). The Fund pays the Distributor Rule 12b-1 distribution fees. See "Distribution of Shares."

  INVESTMENT FACTORS TO CONSIDER. As with any mutual fund investment, purchasing shares of the Fund involves risks. The securities in which the Fund invests are subject to the risk of price fluctuations reflecting both market evaluations of the businesses involved and general changes in the securities markets. There is no assurance that the investment objective will be achieved. The Fund's return and net asset value will fluctuate.

  SHAREHOLDER INQUIRIES. Call toll-free, 1-888-KENFUND (888-536-3863) from 8:00 a.m. - 7:00 p.m. Central Time for prompt service on any questions about your account. During unusual market conditions, the Fund may experience difficulty in accepting telephone inquiries. In such circumstances, you should contact the Fund directly at (312) 368-1666 weekdays from 9:00 a.m. - 5:00 p.m. Central Time or by mail at 10 South LaSalle Street, Suite 3610, Chicago, IL 60603.

                                 FUND EXPENSES

  The following tables are intended to help you understand the various expenses that you as an investor will bear directly or indirectly as a shareholder of the Fund.

   Shareholder transaction expenses:
   Maximum Sales Load Imposed on Purchases                           None
   Redemption Fee                                                    None*<F1>
   Sales Load on Reinvested Dividends                                None
   Exchange Fee                                                      None**<F2>
   Deferred Sales Load                                               None

*<F1> For each wire redemption, the transfer agent will charge a fee which, as of the date of this prospectus, is $12.00.

**<F2>For each telephone exchange, the transfer agent will charge a fee which, as of the date of this prospectus, is $5.00.

  Annual fund operating expenses after fee waivers and expense reimbursements (as a percentage of average net assets):

   Management Fees(1)<F3>                                            0.00%
   12b-1 Fees(2)<F4>                                                 0.25%
   Other Expenses(1)<F3>                                             0.75%
                                                                   ------
   Total Operating Expenses(1)<F3>                                   1.00%
                                                                   ------
                                                                   ------
------------------
  (1)<F3> The Adviser has agreed to waive its fees or absorb Fund expenses at least through the fiscal year ending April 30, 1999 so that the total expenses of the Fund will not exceed 1.00% for the fiscal year. Based upon actual Fund expenses for fiscal year ending April 30, 1998, if the Adviser had not waived its fees, Management Fees would have been 0.75% of average net assets, Other Expenses would have been 6.06% and Total Operating Expenses would have been 7.06%.

  (2)<F4> The effect of a Rule 12b-1 plan is that long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted under applicable rules of the National Association of Securities Dealers, Inc.

EXAMPLE:

  We can illustrate these expenses with the examples below. You would pay the following expenses on a $1,000 investment (assuming a 5% annual return and redemption at the end of each period):

   One Year                                                           $ 10.00
   Three Years                                                        $ 32.00
   Five Years                                                         $ 55.00
   Ten Years                                                          $122.00

THE 5% ANNUAL RETURN USED IN THE EXAMPLE ABOVE IS ONLY FOR ILLUSTRATION AND IS NOT INTENDED TO BE INDICATIVE OF THE FUTURE PERFORMANCE OF THE FUND, WHICH MAY BE MORE OR LESS THAN THE ASSUMED RATE. FUTURE EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. FOR ADDITIONAL INFORMATION REGARDING FUND EXPENSES, SEE "THE ADVISER" AND "DISTRIBUTION OF SHARES."

                        FINANCIAL HIGHLIGHTS OF THE FUND

  The following table provides you with information about the history of the Fund's shares. The table is included as supplementary information to the Fund's financial statements which are included in the April 30, 1998 Annual Report which may be obtained by writing or calling the Fund. The Fund's financial statements have been audited by PricewaterhouseCoopers LLP, the Fund's independent certified accountants, whose unqualified opinion thereon is contained in the Annual Report.

                          KENWOOD GROWTH & INCOME FUND
                              FINANCIAL HIGHLIGHTS

                                              FOR THE             FOR THE
                                             YEAR ENDED          YEAR ENDED
                                           APRIL 30, 1998      APRIL 30, 1997
                                          ---------------     ---------------
Per Share Data:
   Net asset value, beginning of year          $ 11.20            $ 10.00
                                               -------            -------
Income from investment operations:
   Net investment income                          0.09               0.14
   Net realized and unrealized
     gain on securities                           3.82               1.21
                                               -------            -------
   Total from investment operations               3.91               1.35
                                               -------            -------
Less distributions:
   Dividends from net investment income          (0.10)             (0.10)
   Distributions from capital gains              (0.83)             (0.05)
                                               -------            -------
   Total distributions                           (0.93)             (0.15)
                                               -------            -------
Net asset value, end of year                   $ 14.18            $ 11.20
                                               -------            -------
                                               -------            -------
Total Return                                    35.66%             13.52%
Supplemental data and ratios:
   Net assets, end of period (in 000's)        $ 3,106            $ 1,271
   Ratio of net expenses to
     average net assets(1)<F5>                   0.99%              0.92%
   Ratio of net investment income
     to average net assets(1)<F5>                0.97%              1.85%
   Portfolio turnover rate                      73.27%             31.21%

(1)<F5> Without expense reimbursements of $127,451 and $113,568, the ratio of expenses to average net assets would have been 7.06% and 26.06%, and the ratio of net investment income to average net assets would have been (5.10)% and (23.29)%, respectively, for the years ended April 30, 1998 and April 30, 1997.

                       INVESTMENT OBJECTIVE AND POLICIES

  INVESTMENT OBJECTIVE. The Fund's investment objective is capital appreciation and current income. The Fund invests primarily in U.S. domestic equity securities and, under normal market conditions, at least 85% of its total assets will be invested in equity securities. Equity securities include common stock, preferred stock, and securities convertible into common stock. Common stock in which the Fund may invest may be either growth- or income-oriented.
The Fund normally may invest up to 15% of its total assets in other securities, including debt securities. See "Debt Securities."

  The Fund will invest primarily in mid-cap stocks. Mid-cap stocks are defined by the Adviser as securities of companies having a market capitalization between $200 million and $6.5 billion. In the Adviser's judgment, this market niche tends to be more liquid than the small-cap market, and thus may represent lower risks, while offering comparable returns to the small-cap market. In addition, the mid-cap market may provide potentially greater returns than the large-cap market without significantly greater risks.

  The Adviser attempts to select equity securities that will provide a combination of capital appreciation and income which will result in a high overall total return while attempting to assume relatively low risks. "Low risks" means that in the Adviser's judgment the risks of investing in the securities in the Fund's portfolio present no additional risks than those inherent in the market. The Adviser makes ongoing portfolio selections in light of current and reasonably anticipated future financial conditions. As these conditions change, the Adviser adjusts the portfolio in order to maintain a reasonable balance over time between risk and potential return.

  The Adviser takes a long-term position in the market and seeks to identify securities of companies that are temporarily undervalued but which have potential for growth and which may provide a good stream of dividend income.
The Adviser evaluates the long-term potential of the stocks it purchases through examination of each company's strategic plans, corporate history and industry dynamics.

  Rigorous fundamental analysis is central to the Adviser's investment strategy. An in-depth knowledge of the fundamentals of each company under consideration is developed before it is added to the Fund's portfolio. A key element of the selection process is a close examination of each company's management decisions and future strategies. Performance is closely evaluated for consistency with stated goals and strategies.

  DEBT SECURITIES. The Fund may invest in fixed income securities for income or as a defensive strategy when the Adviser believes adverse economic or market conditions exist. When appropriate, the Fund's assets may be invested without limitation in cash, short-term obligations issued or guaranteed by the U.S. Government, its agencies and/or instrumentalities ("U.S. Government Securities") or high quality money market instruments such as notes, certificates of deposit or bankers' acceptances. However, the Adviser does not intend to invest more than 15% of the Fund's assets in securities other than equities under normal market conditions.

  The value of fixed income securities is sensitive to interest rate changes as well as the financial strength of the issuer. When interest rates go down, debt securities in the portfolio tend to appreciate in value. Conversely, when interest rates go up, such securities tend to depreciate in value. Generally, the debt securities in which the Fund may invest are investment-grade securities. These are securities rated in the four highest grades assigned by Moody's Investors Service, Inc. or Standard and Poor's Corporation or that are unrated but deemed to be of comparable quality by the Adviser. The lowest of these grades has speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments. The Fund will not invest in debt securities (including convertible securities) rated below investment grade (so called "junk bonds"). In the event of a downgrade of a debt security held by the Fund to below investment grade, the Fund is not required to sell the issue, but the Adviser will consider the downgrade in determining whether to hold the security. However, if such a downgrade would cause more than 5% of net assets to be invested in debt securities below investment grade, portfolio sales will be made as soon as practicable to reduce the proportion of debt below investment grade to 5% of net assets or less.

  LENDING PORTFOLIO SECURITIES. For income purposes, the Fund may lend its portfolio securities. However, the Fund does not currently intend to lend portfolio securities if it would cause more than 5% of its net assets to be subject to such loans.

  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, but normally will not enter into repurchase agreements maturing in more than seven days. A repurchase agreement involves a sale of securities (usually U.S. Government Securities) to the Fund with the concurrent agreement of the seller (a member bank of the Federal Reserve System or securities dealer which the Adviser determines to be financially sound at the time of the transaction) to repurchase the securities at the same price plus an amount equal to accrued interest at an agreed-upon interest rate, within a specified time, usually less than one week, but occasionally, at a later time. The repurchase obligation of the seller is, in effect, secured by the underlying securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and losses, including possible declines in the value of the collateral during the period in which the Fund seeks to enforce its rights, and the possible loss of all or a part of the income during such period and expenses of enforcing its rights.

  BORROWING. The Fund may not borrow money except for temporary or emergency purposes, and then only from banks in an amount not exceeding 331/3% of the value of the Fund's total assets (including the amount borrowed). The Fund will not purchase securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of the value of the Fund's total assets.

  PORTFOLIO TRANSACTIONS. In seeking the Fund's objective, the Fund may trade to some degree in securities for the short term if the Adviser believes that the growth potential of a security no longer exists, considers that other securities have more growth potential, or otherwise believes that such trading is advisable. The Fund's portfolio turnover rate is shown in the "Financial Highlights" section of this prospectus. The higher the turnover rate, the more brokerage commissions the Fund will pay. In placing portfolio transactions, the Fund may take into account the sale of shares by the broker and research services provided to the Adviser.

  RESTRICTED AND ILLIQUID SECURITIES. The Fund will not purchase or hold illiquid securities if more than 15% of the Fund's net assets would then be illiquid. If at any time more than 15% of the Fund's net assets are illiquid, sales will be made as soon as practicable to reduce the percentage of illiquid assets to 15% or less. The Fund may purchase restricted securities which are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities. Investing in Rule 144A Securities could have the effect of increasing the amount of investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. However, the Fund will not purchase illiquid Rule 144A Securities. In addition, the Fund will not purchase liquid Rule 144A Securities if such purchase would cause more than 5% of the Fund's assets to be invested in such securities.

  DIVERSIFICATION AND INDUSTRY CONCENTRATION. As to 75% of its total assets, the Fund will not (i) make any investment that would cause more than 5% of its total assets to be invested in any one issuer; and (ii) purchase the securities of any company if after such purchase the Fund would then own more than 10% of such company's voting securities. The remaining 25% of the Fund's total assets are not so limited which would allow the Adviser to invest up to 25% of the Fund's total assets in a single issuer. In the event that the Adviser chooses to make such an investment, it may expose the Fund to greater risk. However, as a matter of operating policy, the Adviser does not intend to make an investment that would cause more than 15% of the Fund's total assets to be invested in any one issuer. In addition, the Fund will not make any investment which would cause 25% or more of its total assets to be invested in any one industry. U.S. Government Securities are not subject to these limitations.

  FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES. The investment restrictions set forth in the Statement of Additional Information as fundamental are fundamental policies which cannot be changed without a vote of the shareholders. The investment objective and all other investment policies of the Fund are not fundamental and may be changed without shareholder approval. In the event the Fund's investment objective should ever be changed, such change may result in an objective different from the objective the shareholder considered appropriate at the time of investment in the Fund. Except for the limitations on borrowing and investments in illiquid securities, any percentage restrictions set forth in the Prospectus or in the Statement of Additional Information apply as of the time of investment without regard to later increases or decreases in the value of securities or total or net assets.

                                  THE ADVISER

  The Kenwood Group, Inc., an Illinois corporation with offices at 10 South LaSalle Street, Suite 3610, Chicago, Illinois 60603, serves as the Fund's investment adviser. The Adviser has acted as an investment adviser to institutional investors since 1990. As of June 30, 1998, the Adviser had $398 million in assets under management. Barbara L. Bowles is the controlling shareholder of the Adviser.

  The Adviser manages the investment and reinvestment of the assets of the Fund. The Adviser furnishes continuous advice concerning the Fund's investments. In addition, the Adviser provides office space for the Fund and pays the salaries, fees and expenses for all Fund officers and directors who are employees of the Adviser.

  For such services, the Fund pays the Adviser advisory fees monthly based upon the Fund's average daily net assets at the following annual rate: 0.75% on the first $500 million of average net assets, 0.70% on the next $500 million of average daily net assets, and 0.65% on average daily net assets over $1 billion. The fees paid to the Adviser are higher than the fees paid by many investment companies but are not necessarily higher than that paid by funds with a similar objective. The Adviser has agreed to waive the management fee and to reimburse certain other expenses for the Fund's fiscal year ending April 30, 1999 so that the total expenses of the Fund will not exceed 1.00%.

  Barbara L. Bowles is the Fund's principal portfolio manager and has served in such capacity since the Fund's inception. She has served as President and Chief Investment Officer for The Kenwood Group since its inception. She is also the President of the Fund.

HISTORICAL INVESTMENT RESULTS OF THE INVESTMENT ADVISER

  Set forth below is certain performance data provided by the Adviser relating to annual average investment results of a composite of all client accounts other than the Fund whose portfolios were managed by the Adviser. These advisory accounts ("Advisory Accounts") had the same investment objective as the Fund and were managed using substantially similar, though not necessarily identical, investment strategies and techniques as those used by the Fund. Because of the similarities in investment strategies and techniques, the Adviser believes that the Advisory Accounts are sufficiently comparable to the Fund to make the performance data listed below relevant to investors in the Fund. The results presented will not necessarily equate with the returns experienced by the Fund, due to differences in brokerage commissions, management fees, the size of positions taken in relation to account size and diversification of securities, as well as other costs and expenses borne by the Fund but not incurred by the Advisory Accounts. In addition, the performance of the Fund contained in the Financial Highlights is calculated as of the end of the Fund's fiscal year while the Adviser's performance is calculated as of the end of the calendar year. Different methods of determining the performance from those described in the footnote to the chart below may result in different performance figures. An investor should not rely on the following performance figures as an indication of the future performance of either the Adviser's separate Advisory Accounts or the Fund.

                            KENWOOD GROUP COMPOSITE
                             HISTORICAL PERFORMANCE
                            PERIOD ENDED DECEMBER 31

                                                   BEFORE          AFTER
   YEAR                                        ADVISORY FEES   ADVISORY FEES
   ----                                        -------------   -------------
   1990                                             (7.33)%       (8.08)%
   1991                                             19.26         18.51
   1992                                             18.49         17.74
   1993                                              6.60          5.85
   1994                                              7.40          6.65
   1995                                             30.93         30.18
   1996                                             18.46         17.71
   1997                                             31.00         30.25

                             ANNUALIZED PERFORMANCE
                         PERIOD ENDED DECEMBER 31, 1997

                                                   BEFORE          AFTER
   YEAR                                        ADVISORY FEES   ADVISORY FEES
   ----                                        -------------   -------------
   1 YEAR                                           31.00%        30.25%
   3 YEARS                                          26.66         25.91
   5 YEARS                                          18.39         17.64
   Since Inception (8 years)                        14.94         14.19

NOTES: Performance figures are asset-weighted, average annual investment results expressed as a percentage return. "After Advisory Fees" performance includes reinvested dividends, capital gains and losses, and deducts advisory fees of 0.75%, which is the rate the Fund pays to the Adviser. Numbers in parentheses denote a loss. These numbers were prepared in accordance with the Performance Presentation Standards developed by the Association for Investment Management and Research ("AIMR"). Past performance is not necessarily indicative of future results nor can it be assumed that any recommendations will be profitable.

     SERVICES ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTANT

  Firstar Trust Company ("Firstar") 615 East Michigan Street, Milwaukee, WI 53202, serves as the Fund's Administrator and, pursuant to an Administration Services Agreement, receives fees monthly for its services as described below, based upon the Fund's average daily net assets at the following annual rate:
0.05% on the first $100 million of average net assets, 0.04% on the next $400 million of average daily net assets, and 0.03% on average daily net assets over $500 million. The Administration Agreement provides for payment to the Administrator of a minimum annual fee of $20,000. Firstar generally provides for the administration of the Fund, including the coordination and monitoring of any third parties furnishing services to the Fund, the preparation and maintenance of financial and accounting records and the provision of the necessary office space, equipment and personnel to perform administrative and clerical functions.

  Firstar also serves as the Fund's Custodian, Transfer Agent and Fund Accountant. In its capacity as Transfer Agent, Firstar maintains the records of each shareholder's account, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder servicing functions.

  YEAR 2000 ISSUES. Like all financial service providers, the Adviser, Services Administrator, Custodian, Transfer Agent, Distributor and other third parties (jointly the "Service Providers") utilize systems that may be affected by Year 2000 transition issues. The services provided to the Fund and the shareholders by the Service Providers depend on the smooth functioning of their computer systems and those of other parties they deal with. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Service Providers have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of other parties they deal with, will be adapted in time for that event.

                             DISTRIBUTION OF SHARES

  AmeriPrime Financial Securities, Inc. (the "Distributor"), 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092, serves as the principal underwriter to distribute the Fund's shares. Pursuant to an Underwriting Agreement with the Fund, the Distributor will be paid a fee monthly equal to an annual rate of 0.05% of the Fund's average daily net assets, with a minimum annual fee of $18,000. Pursuant to the Distribution Plan adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"), the Fund is authorized to expend up to 0.25% annually of the Fund's average daily net assets to cover expenses incurred in connection with the distribution of the Fund's shares, including the Distributor's fee. Rule 12b-1 regulates the manner in which a mutual fund may assume the costs of distributing and promoting the sale of its shares. Under the Plan, the Distributor is appointed the Fund's agent to distribute shares and provides office space and equipment, personnel, literature distribution and advertising to promote the sale of the Fund's shares. Payments under the Plan are made to compensate the Distributor for its services, to reimburse the Distributor for its expenses and for the fees it pays to dealers and other firms for selling Fund shares, servicing shareholders and maintaining
shareholder accounts.   The 12b-1 fee may also be used to defray the costs of
advertising, sales literature and sales meetings. In addition, the Plan also provides that the Adviser, in its sole discretion, may utilize its own resources, including profits from its advisory fees, for distributing and promoting sales of Fund shares.

  Shares of the Fund may also be sold through banks or bank-affiliated brokers. Any determination that such banks or bank-affiliated brokers are prohibited from selling shares of the Fund under the Glass-Steagall Act would have no material adverse effects on the Fund. State securities laws may require such firms to be licensed as securities dealers in order to sell shares of the Fund.

                                 BUYING SHARES

  GENERAL. You can purchase shares of the Fund from any dealer or other person having a sales agreement with the Distributor or you can purchase shares directly from the Fund. No matter how you purchase your shares, you pay no sales load. You buy shares at the net asset value computed after your purchase order is received and accepted as described below. Shares purchased through a Qualified Dealer may be subject to administrative charges or transaction fees imposed by the Dealer.

  The minimum initial investment is $2,000 and subsequent investments are $100 or more. The minimum initial investment for retirement plans not funded by a payroll deduction is $250. The Fund reserves the right to waive the minimum investment requirement for retirement plans funded by payroll deduction plans.

  There are three ways to make an initial investment in the Fund. One way is to fill out the Application Form included in this Prospectus and mail it to Firstar at the address on the Form. You must enclose a check payable as indicated on the Form.

  Another way to make an initial investment is to have your dealer order and pay for the shares. In this case, you must pay your dealer. The dealer can order the shares from the Adviser by telephone or wire. You may be charged a fee if you effect transactions through a broker or agent.

  The third way to purchase shares is by wire. Shares may be purchased at any time by wiring federal funds directly to Firstar Trust Company. Prior to an initial investment by wire, the shareholder should telephone Firstar to advise them of the investment and to obtain an account number and instructions. A completed Application Form should be mailed to Firstar after the initial wire purchase. To assure proper credit, the wire instructions should be made as follows:

                        Firstar Bank
                        Milwaukee, WI  53201
                        Federal Routing Number 075000022
                        Firstar Trust MFS A/C Number 112-952-137
                        THE KENWOOD FUNDS
                        KENWOOD GROWTH & INCOME  FUND
                        Shareholder Name,
                        Shareholder Account Number

  After your initial investment, you can make additional investments of at least $100. Simply mail a check payable to "Firstar Trust Company," c/o The Kenwood Funds, P.O. Box 701, Milwaukee, WI 53201. You can also send a check via overnight courier to Firstar Trust Company, 615 E. Michigan Street, Milwaukee, WI 53202. The check should be accompanied by a form which Firstar will provide after each purchase. If you do not have a form, you should tell Firstar that you want to invest the check in shares of the Fund. If you know your account number, you should also give it to Firstar.

  The Fund does not issue certificates for shares in the Fund. Instead, shares purchased are automatically credited to an account maintained for you on the books of the Fund by Firstar. You receive a statement showing the details of the transaction and any other transactions you had during the current year each time you add to or withdraw from your account.

                             TELEPHONE TRANSACTIONS

  If you have telephone transaction privileges, you may redeem or exchange shares by telephone. You automatically have telephone privileges unless you elect otherwise. By exercising the telephone privilege to sell or exchange shares, you agree that the Fund shall not be liable for following telephone instructions reasonably believed to be genuine. Reasonable procedures will be employed to confirm that such instructions are genuine and, if not employed, the Fund may be liable for unauthorized instructions. Such procedures may include a request for personal identification (account or social security number) and tape recording of the instructions. Please note that exchanges by phone may be made by any person, not just the shareholder of record. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement. The Fund reserves the right to terminate, suspend or modify telephone transaction privileges. During unusual conditions, the Fund may have difficulty accepting telephone transactions, in which case you should mail your instructions to the Fund c/o Firstar Trust Company at 615 E. Michigan Street, Milwaukee, WI 53202.

                               EXCHANGING SHARES

  As a service to our shareholders, the Kenwood Funds have established a program whereby you can exchange your Kenwood Fund shares for shares of the Firstar Money Market Funds. These funds are no-load money market funds managed by Firstar which offer check-writing privileges. The Firstar Funds are unrelated to the Kenwood Funds.

  You may exchange your shares in the Fund for shares of the Firstar Money Market Funds at no additional charge. The Firstar Funds consist of the Money Market Fund (which is a general money market fund), U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, and Tax-Exempt Money Market Fund. This exchange privilege is a convenient way to buy shares in a money market fund in order to respond to changes in your goals or in market conditions. Before exchanging into any of the Firstar Funds, read the applicable prospectus. To obtain a prospectus for the Firstar Funds, call toll-free 1-888-KENFUND (888-536-3863). There is no charge for exchange transactions which are requested by mail. Firstar will charge a fee for each exchange transaction that is executed over the phone. This fee is currently $5.00. See "Other Information About Exchanging Shares" below for information on the limits imposed on exchanges.

  BY MAIL. To exchange your shares of the Fund into any of the Firstar Funds, complete and sign an application and mail it to:

                        Firstar Trust Company
                        P.O. Box 701
                        Milwaukee, WI  53201

  You may also send the application via overnight courier to Firstar Trust Company at 615 E. Michigan Street, Milwaukee, WI 53202.

  BY TELEPHONE. If you have authorized telephone transaction privileges in your application, you may also make exchanges by calling toll-free 1-888-KENFUND (888-536-3863). Exchanges made over the phone may be made by any person, not just the shareholder of record. Certain other limitations and conditions apply to all telephone transactions. See "Telephone Transactions."

  OTHER INFORMATION ABOUT EXCHANGING SHARES.   All accounts opened as a result
of using the exchange privilege must be registered in the same name and taxpayer identification number as your existing account with the Fund. Because of the time needed to transfer money between the Fund and the Firstar Money Market Funds, you may not exchange into and out of the same fund on the same or successive days; there must be at least one day between exchange transactions. You may exchange your shares of the Fund only for shares that have been registered for sale in your state. Remember that each exchange represents the sale of shares of one fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss on the transaction. If your account is subject to backup withholding, you may not open another account using the exchange privilege. Because excessive trading can hurt the Fund's performance and shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes excessive use of the exchange privilege (more than five exchanges per calendar year). Your exchanges may be restricted or refused by the Adviser if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges with a "market timing" strategy may be disruptive to the Fund. The Fund reserves the right to terminate or modify the exchange privilege upon at least 60 days' written notice to shareholders. A signature guarantee is not required except in cases where shares are also redeemed for cash at the same time. The restriction or termination of the exchange privilege does not affect the rights of shareholders to redeem shares as discussed below. See "Redeeming Shares -- Signature Guarantees" for more information.

                                REDEEMING SHARES

  You may redeem your shares through your securities dealer (who may charge you a fee for this service) or directly by using one of the methods described below. The price you will receive for any shares you redeem will be the next net asset value of the shares redeemed computed after we have received your order to redeem in proper form. See "Net Asset Value" for more information. Normally, payment by check is made within seven days after the redemption request is received with all required documents in proper form. However, if any of the shares redeemed were recently purchased (i.e. within 15 days) and payment was made by personal check, payment to you for those shares may be delayed until your purchase check has cleared. These restrictions are not applicable to shares purchased with a certified or cashier's check or by bank wire or federal funds.

  BY MAIL. You may redeem shares by sending your written request to redeem your shares to our Transfer Agent at Firstar Trust Company, P.O. Box 701, Milwaukee, WI 53201. You may also send the request via overnight courier to Firstar Trust Company at 615 E. Michigan Street, Milwaukee, WI 53202. This written request must: 1) be signed by all account owners exactly as the account is registered (both parties must sign in the case of joint accounts), 2) state the dollar amount or number of shares to be redeemed and 3) specify your account number. Please remember that you cannot place any conditions on your request.

  BY TELEPHONE. You may redeem shares by calling us toll-free at 1-888-KENFUND (888-536-3863). We will then send the proceeds to you by mail. However, please keep in mind the following: the check can only be issued for up to $25,000; the check can only be issued to the registered owner (who must be an individual); the check can only be sent to the address of record; and your current address of record must have been on file for 15 days. See "Telephone Transactions."

  BY WIRE. You can redeem your shares by wire if you have selected this option in your application and have named a commercial bank or savings institution with a Federal Reserve Bank routing number. Once you have applied for the wire redemption privilege, you can redeem shares in your account by calling, toll-free, 1-888-KENFUND (888-536-3863) and providing your account number. You may also use your wire privilege by mailing a signed request to the Fund that includes your account number and the amount you wish to have wired. The proceeds will be sent only to the financial institution you have designated on your application. You may terminate the wire redemption privilege by notifying us in writing. Changes in your bank account ownership or bank account number (including the name of the financial institution) may be made by written notice to us with your signature and those of any new owner guaranteed. See "Signature Guarantees" below. Additional documents may be required when shares are held by a corporation, partnership, executor, administrator, trustee or guardian. The Transfer Agent charges a fee for each wire transfer which is currently $12.00.

  REDEMPTIONS BY THE FUND. The Fund reserves the right to redeem any single shareholder account that falls below $2,000 due to shareholder redemptions. However, before your account is redeemed, you will be notified in writing and we will allow you 60 days to make additional share purchases to bring your account value up to the minimum level.

  OTHER LIMITATIONS. Redemptions may be suspended or payment dates postponed when (i) the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing; (ii) an emergency exists as a result of which (A) disposal by the Fund of securities owned by it is not reasonably practical or (B) it is not reasonably practical for the Fund fairly to determine the value of its net assets; or (iii) under any emergency circumstances as determined by the Securities and Exchange Commission. In case of suspension of the right of redemption, you may either withdraw your request for redemption or, if your request is not withdrawn, receive payment based on the next net asset value computed after termination of the suspension.

  SIGNATURE GUARANTEES. For our mutual protection, we may require a signature guarantee on certain transaction requests. A signature guarantee verifies the authenticity of your signature, and may be obtained from any bank, trust company, savings and loan association, credit union, broker-dealer firm or member of a domestic stock exchange. A signature guarantee cannot be provided by a notary public. If redemption proceeds or amounts exchanged are $25,000 or less and are to be paid or credited to an individual shareholder of record at the address of record, a signature guarantee is not required (unless there has been an address change within 15 days). All other redemption or exchange requests must have signatures guaranteed. Certain shareholders, such as corporations, trusts and estates, may be required to submit additional documents.

                                NET ASSET VALUE

  The net asset value per share is computed by dividing the total value of the assets of the Fund, minus its liabilities, by the total number of its shares outstanding. The net asset value is determined on each day the New York Stock Exchange is open, at the earlier of the close of the Exchange or 4:00 p.m. New York time. The price per share for purchases or redemptions made directly through the Transfer Agent is such value next computed after the Transfer Agent receives the purchase order or redemption request. Note that in the case of redemptions and repurchases of shares owned by corporations, trusts or estates, the Transfer Agent may require additional documents to effect the redemption and the applicable price will be that next determined following the receipt of the required documentation.

  The Fund values its security holdings on the basis of market value. Certain fixed-income securities may be valued based on market prices provided by a pricing service. Fixed-income securities maturing within 60 days are normally valued on the basis of amortized cost. If no market value is readily available, such securities will be valued at a fair value determined by the Board of Directors.

                          DIVIDENDS AND DISTRIBUTIONS

  The Fund pays any income and capital gains distributions at least annually. Distributions from the Fund will automatically be reinvested for you on the payment date as additional shares of the Fund, unless you request payment by check on your Application Form or make such a request later by writing to the Fund. Your request will be effective for the current dividend or distribution if it is received before the record date. Requests received after that time will be effective beginning with the next dividend or distribution.

  As a protection, if two of your dividend checks are returned as undeliverable, those undelivered dividends will be invested in additional shares at the then current net asset value, and the account will be redesignated as a dividend reinvestment account.

                                     TAXES

  This section is not intended to be a full discussion of all the aspects of tax law and its effects on the Fund and its shareholders. Shareholders may be subject to state and local taxes on distributions. Pending tax legislation could affect the amount of taxes paid on certain investments. Taxes resulting from the Fund's past investments are not reflective of taxes which will be due in the
future.   Each investor should consult a tax advisor regarding the effect of federal, state and local taxes on an investment in the Fund.

  The Fund intends to qualify and remain qualified as a "regulated investment company" under the Internal Revenue Code (the "Code"). The Fund will distribute all of its taxable net income and net realized capital gains to shareholders so that it will not itself have to pay any income taxes.

  Distributions of net investment income from the Fund are taxable to shareholders as ordinary income. A portion of the income dividends received by the Fund from U.S. corporations may qualify for the "dividends received" deduction available to corporate shareholders. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of how long Fund shares are owned. Distributions from net short-term capital gains are taxable as ordinary income. Shareholders are informed annually of the amount and nature of any income or gain. Distributions are taxable whether received in cash or reinvested in additional shares. If the Fund distributes less than the amount it is required to distribute during any year, a 4% excise tax will be imposed on the undistributed amount. The Fund intends to declare and distribute dividends during each year sufficient to prevent imposition of the excise tax.

  A dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend, and although in effect a return of capital, such dividend will be taxable to the shareholder. If a shareholder realizes a loss on the sale or exchange of any shares held for six months or less and if the shareholder received a capital gain distribution during such six-month period, then the loss is treated as a long-term capital loss to the extent of the capital gain distribution.

  If for any reason you don't provide the Fund with your correct Social Security or Tax I.D. number (or certify that you are not subject to backup withholding), the Fund is required by the Code to withhold 31% of taxable dividends and proceeds of certain exchanges and redemptions.

                                RETIREMENT PLANS

  The Fund offers a prototype Individual Retirement Account (IRA). The Fund's Custodian, Firstar, acts as the custodian under the IRA plan. For information on fees and necessary forms, please call toll-free 1-888-KENFUND (888-536-3863) or write to the Fund. Please do not use the application included with this prospectus to open your retirement plan account. Instead call 1-888-KENFUND (888-536-3863) for a retirement plan account application. Please consult your tax advisor to determine the effect of any of the plans on your financial situation. In the future, the Fund may offer Simplified Employee Pension ("SEP") Plans and model 403(b) plans for charitable, educational and governmental entities. For more information, please call or write to the Fund.

                                FUND PERFORMANCE

  In reports or other communications to shareholders and in advertising material, the Fund may compare its performance to recognized unmanaged indexes or stock market averages such as the Standard & Poor's 500 Index, Dow Jones Industrial Average, Standard & Poor's 400 Mid-Cap Index and New York Stock Exchange Composite Index. Also, the Fund may compare its performance with that of other mutual funds of comparable size and objectives as listed in the rankings prepared by Lipper Analytical Services, Inc., or similar independent services which monitor the performance of mutual funds or other industry or financial publications. The Fund may also include evaluations published by nationally recognized ranking services and by financial publications such as Business Week, Forbes, Kiplinger's, Institutional Investor and Money Magazine. The Fund's past performance should not be considered representative of future performance of the Fund.

  The Fund's average annual total return is computed by determining the average annual compounded rate of return for a specified period that, if applied to a hypothetical $1,000 initial investment, would produce the redeemable value of the investment at the end of the period, assuming reinvestment of all dividends and distributions and with recognition of all recurring charges. The Fund may also utilize a total return for differing periods computed in the same manner but without annualizing the total return.

  The Fund's performance is a function of conditions in the securities markets, portfolio management and operating expenses, and past results are not necessarily indicative of future results. Performance information supplied by the Fund may not provide a basis for comparison with other investments using differing reinvestment assumptions or time periods.

                            ORGANIZATION OF THE FUND

  The Kenwood Funds (the "Trust") is a Delaware business trust organized in January, 1996. The Trust is registered as a diversified, open-end management investment company. The Trust currently issues one series of shares, the Kenwood Growth & Income Fund. Shares of the Trust are fully paid, non-assessable, and freely transferable when issued, have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation. The Board of Trustees may in the future create additional series of shares, each of which would represent an interest in a separate portfolio with its own investment objective and policies.

  The Trust does not hold annual shareholder meetings, but does hold special shareholder meetings when the Board of Trustees believes it is necessary or when required by law. The Trust will hold a special meeting when requested in writing by the holders of at least 10% of the shares eligible to vote at a meeting. In addition, subject to certain conditions, shareholders of the Fund may apply to the Fund to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

  CERTAIN PROVISIONS OF THE TRUST INSTRUMENT. Under Delaware law, the shareholders of the Fund are not personally liable for the obligations of the Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of corporations.

TO OPEN AN ACCOUNT OR REQUEST INFORMATION
PLEASE CALL TOLL-FREE 1-888-KENFUND

INVESTMENT ADVISER
   The Kenwood Group, Inc.
   10 South LaSalle Street, Suite 3610
   Chicago, IL 60603
   (312) 368-1666

ADMINISTRATOR, TRANSFER AGENT, SHAREHOLDER
SERVICING AGENT & CUSTODIAN
   Firstar Trust Company
   Mutual Fund Services
   P.O. Box 701
   Milwaukee, WI 53201-0701
   (888) 536-3863

DISTRIBUTOR
   AmeriPrime Financial Securities, Inc.
   1793 Kingswood Drive, Suite 200
   Southlake, TX 76092

TRUSTEES
   Barbara L. Bowles
   Clark Burrus
   Patty Litton Delony
   Lester J. Dugas, Jr.
   Reynaldo P. Glover
   Challis M. Lowe

COUNSEL
   D'Ancona & Pflaum
   30 North LaSalle Street, Suite 2900
   Chicago, IL 60602

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   411 East Wsconsin Avenue
   Milwaukee, WI 53202



                               THE KENWOOD FUNDS
                            10 South LaSalle Street
                                   Suite 3610
                            Chicago, Illinois  60603
                                 1-888-KENFUND

                      STATEMENT OF ADDITIONAL INFORMATION
                               September 1, 1998

     This Statement provides information concerning the Growth & Income Fund (the "Fund") which is a series of The Kenwood Funds. This Statement is not a Prospectus and should be read in conjunction with the Fund's Prospectus dated September 1, 1998, which may be obtained from the Fund.

     The Trust's audited financial statements included in the Report to Shareholders for the Fund dated April 30, 1998 are expressly incorporated herein by reference and made a part of this Statement of Additional Information.
Copies of the Annual Report may be obtained free of charge from the Fund.

                               TABLE OF CONTENTS

TOPIC                                                             PAGE

FUNDAMENTAL INVESTMENT RESTRICTIONS                                  2

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS                              2

LENDING PORTFOLIO SECURITIES                                         3

NET ASSET VALUE                                                      4

TRUSTEES AND OFFICERS                                                4

TRUSTEE COMPENSATION                                                 5

CERTAIN SHAREHOLDERS                                                 6

THE ADVISER                                                          6

CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTING AGENT                  7

AUDITORS                                                             7

DISTRIBUTION PLAN                                                    7

PORTFOLIO TRANSACTIONS AND BROKERAGE                                 8

SHAREHOLDER MEETINGS                                                 8

PERFORMANCE DATA                                                     9

                      FUNDAMENTAL INVESTMENT RESTRICTIONS

     The investment restrictions enumerated below are fundamental and may not be changed without the approval of the holders of the lesser of (i) 67% of the eligible votes, if the holders of more than 50% of the eligible votes are present in person or by proxy or (ii) more than 50% of the eligible votes.

  (1) COMMODITIES. The Fund may not purchase or sell commodities or commodity contracts except in respect to financial futures or currencies.

  (2)  REAL ESTATE.  The Fund may not purchase real estate.

  (3)  DIVERSIFICATION OF FUND INVESTMENTS.

       (a) Fund Assets. With respect to 75% of the value of its total assets, the Fund may not buy the securities of any issuer if more than 5% of the value of the Fund's total assets would then be invested in that issuer. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements involving such securities ("U.S. Government Securities"), are not subject to this limitation.

       (b) Securities of Issuers. With respect to 75% of the value of its total assets, the Fund may not purchase the securities of any issuer if after such purchase the Fund would then own more than 10% of such issuer's voting securities. U.S. Government Securities are not subject to this limitation.

  (4) INDUSTRY CONCENTRATION. The Fund may not purchase the securities of companies in any one industry if 25% or more of the value of the Fund's total assets would then be invested in companies having their principal business activity in the same industry. U.S. Government Securities are not subject to this limitation.

  (5) SENIOR SECURITIES; BORROWING. The Fund may not issue senior securities except as permitted under the Investment Company Act of 1940. The Fund may not pledge or hypothecate any of its assets, except in connection with permitted borrowing. Transfers of assets in connection with currency transactions are not subject to these limitations if appropriately covered.

  (6) UNDERWRITING. The Fund does not engage in the underwriting of securities. (This does not preclude it from selling restricted securities in its portfolio.)
  (7) LENDING MONEY OR SECURITIES. The Fund may not lend money, except that it may buy debt securities publicly distributed or traded or privately placed and may enter into repurchase agreements. The Fund may lend its portfolio securities subject to having 100% collateral in cash or U.S. Government Securities. The Fund will not lend securities if such a loan would cause more than 20% of the value of its total assets to then be subject to such loans.

                    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

     In addition to the Fund's investment objective set forth in the Prospectus, the Fund has adopted the following non-fundamental policies which may be changed by the Board of Directors without shareholder approval.

  (1) BORROWING. The Fund may not purchase securities when money borrowed exceeds 5% of its total assets.

  (2)  ILLIQUID AND RESTRICTED SECURITIES.   The Fund may not purchase or hold
       illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities.

  (3) INVESTMENT COMPANIES. The Fund may not purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 and then only if no more than 5% of the Fund's net assets would be so invested.

  (4) LENDING PORTFOLIO SECURITIES. The Fund will not lend portfolio securities if it causes more than 5% of its net assets to be subject to such loans.

  (5) MARGIN. The Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities.

  (6) MORTGAGING. The Fund may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings and other permissible investments or investments for currency transactions and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of borrowing or investment.

  (7) SHORT SALES. The Fund may not effect short sales of securities unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short. This restriction does not apply to financial futures or currency transactions.

  (8) OPTIONS AND FUTURES CONTRACTS. The Fund may not engage in transactions in futures or options. This does not prohibit the Fund from engaging in transactions in warrants.

     Except for limitations on borrowing and investment in illiquid securities, any percentage restrictions contained in any fundamental or nonfundamental restrictions apply as of the time of investment without regard to later increases or decreases in the values of securities or total or net assets.

                          LENDING PORTFOLIO SECURITIES

     Securities of the Fund may be lent to member firms of the New York Stock Exchange and commercial banks with assets. Any such loans must be secured continuously in the form of cash or cash equivalents, such as U.S. Treasury bills. The amount of the collateral must, on a current basis, equal or exceed the market value of the loaned securities and must be terminable upon notice, at any time. The Fund will exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities. The fundamental investment restrictions state that the Fund may not loan securities if the value of the securities loaned from the Fund exceed 20% of the value of the Fund's total assets. However, as a matter of non-fundamental policy, the Fund may not loan portfolio securities if it would cause more than 5% of the Fund's net assets to be subject to such loans.

     The advantage of such loans would be that the Fund continues to receive the equivalent of the interest earned or dividends paid by the issuer on the loaned securities while at the same time earning interest on the cash or equivalent collateral.

     Securities loans would be made to broker dealers and other financial institutions to facilitate their deliveries of such securities. As with any extension of credit there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, loans will be made only to those firms that the Adviser deems creditworthy and only on such terms as the Adviser believes should compensate for such risk. On termination of the loan the borrower is obligated to return the securities to the Fund; any gain or loss in the market value of the security during the loan period will inure to the Fund. Custodial fees may be paid in connection with the loan.

                                NET ASSET VALUE

     Net asset value per share is determined by calculating the total value of the Fund's assets, deducting total liabilities, and dividing the result by the number of shares outstanding. The Fund does not price its shares or accept orders for purchases or redemptions on days when the New York Stock Exchange (the "Exchange") is closed. Such days are the following holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On each day the Exchange is open for trading, the net asset value is determined as of the earlier of 4:00 p.m. New York time or the close of the Exchange.

     Portfolio securities traded on a securities exchange (including options on indexes so traded) or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale price available, at the last current bid quotation. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Money market instruments maturing in 60 days or less are normally valued at amortized cost. Money market securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value, may be priced by independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Other securities, including restricted securities, and other assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

                             TRUSTEES AND OFFICERS

     Information about the trustees and officers, including age as of June 30, 1998 and principal occupations during the past 5 years, is shown below.

     *<F6>BARBARA L. BOWLES, CFA, 50 - Trustee and President of the Fund. Ms. Bowles is the President of The Kenwood Group, Inc., the Adviser to the Fund.
Ms. Bowles is a board member of Black & Decker Corporation, the Fort James Corporation, the Hyde Park Bank and Trust Company, the Chicago Urban League, the Children's Memorial Hospital of Chicago, and a lifetime member of the NAACP. Prior to founding The Kenwood Group in 1989, Ms. Bowles was Corporate Vice President of Kraft, Inc. and was previously employed by Beatrice Companies and First National Bank of Chicago. Her address is 10 South LaSalle Street, Chicago, Illinois 60603.

     CLARK BURRUS, 66 - Trustee. Mr. Burrus is the immediate past Vice Chairman of First Chicago Capital Markets, a wholly owned subsidiary of First Chicago NBD Corporation and co-head of the Public Banking Department. He recently retired. Mr. Burrus serves on several boards and commissions including the Cook County Deferred Compensation Committee, Chairman of the Chicago Council on Urban Affairs - Advisory Board, and Co-Chairman of the Health Care Sub-Committee of the Cook County Citizens Budget Review Committee. His address is 9118 S. Bennett Avenue, Chicago, IL 60617.

     PATTY LITTON DELONY, CFA, 49 - Trustee. Ms. Delony is a Principal of Delony Associates Inc., a business consulting firm established in 1988, specializing in research, analysis and writing. Formerly, she was a Vice President of Sara Lee Corporation. Her address is 20 E. Cedar Street, Chicago, Illinois 60611.

     LESTER J. DUGAS, JR., 73 - Trustee. Mr. Dugas is presently a Senior Consultant to Summit Consulting Group, consultants in health care, finance and education. He is a consultant to MORLES Enterprises, Ltd., marketers of generating equipment, and a Senior Direct Distributor for NSA, Inc., manufacturers of water purification equipment, air filters and juicer products. He is also on the Board of Directors of several charities. His address is 5000
S. Woodlawn Avenue, Chicago, Illinois 60615.

     *<F6>REYNALDO P. GLOVER, 55 - Trustee. Mr. Glover is the Executive Vice President-General Counsel of TLC Beatrice International Holding Company and of counsel to the law firm, Rudnick & Wolfe. He also acts as general counsel for the Adviser. From 1991 until 1994, Mr. Glover was a partner with the law firm of Miller, Shakman, Hamilton, Kurtzon & Schlifke. From 1987 until 1991, Mr. Glover was a partner with the law firm of Jenner & Block. From August, 1988 until September 1991, Mr. Glover also served as Chairman of the Board of Trustees of the City Colleges of Chicago. In addition, he is active in many civic, professional and social organizations. His address is 203 N. LaSalle Street, Chicago, Illinois 60601.

     CHALLIS M. LOWE, 52 - Trustee. Ms. Lowe is a consultant to Beneficial Corporation. She previously served as the Executive Vice President prior to their acquisition by Household Finance Corporation. Ms. Lowe also served as the Executive Vice President for Human Resources and Communications for Heller International Corporation for several years. Her home address is 8 Beacon Hill Road, Chester, New Jersey 07930.

     SHARON MORROW, 44 - Vice President and Secretary. Ms. Morrow is the Vice President of Marketing/Client Services for The Kenwood Group. Prior to joining The Kenwood Group in 1995, Ms. Morrow was Vice President of Marketing for Pierce & Company L.P./M.O.S.A.I.C. Investment Advisers. Formerly, Ms. Morrow was the Director of the District of Columbia; Department of Finance and Revenue. Ms. Morrow has passed the Series 6 and 63 examinations. Her address is 10 South LaSalle Street, Chicago, Illinois 60603.

     CYNTHIA HARDY, 31 - Assistant Secretary. Ms. Hardy has been the Director of Administration at The Kenwood Group since 1991. Prior to joining The Kenwood Group, she was an accounting intern at Carr & Associates, a public accounting and management consulting firm. Ms. Hardy has passed the Series 6 and 63 examinations. Her address is 10 South LaSalle Street, Chicago, Illinois 60603.

     JOSEPH NEUBERGER, 36 - Assistant Secretary. Mr. Neuberger has been a Vice President at Firstar Trust Company since 1994. Prior to joining Firstar, he was a Manager with Arthur Andersen & Company LLP. His address is 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

     MICHAEL T. KARBOUSKI, 33 - Assistant Secretary. Mr. Karbouski is a Trust Officer at Firstar Trust Company in the Mutual Fund Services Group. From 1992 until 1995, he was a Business Development Representative with Firstar Funds. His address is 615 E. Michigan Street, Milwaukee, WI 53202.

     SHELDON R. STEIN, 69 - Assistant Secretary. Mr. Stein is a partner at the firm of D'Ancona & Pflaum, legal counsel to the Fund. His address is 30 North LaSalle Street, Chicago, Illinois 60602.

----------------------------------------
*<F6>Barbara Bowles is considered to be an "interested person" of the Fund, as defined in the Investment Company Act of 1940 due to her relationship with the Adviser. Reynaldo Glover is considered to be an "interested person" of the Fund solely because of his role as attorney for the Adviser. The Fund does not pay any direct compensation to employees of the Adviser.

                              TRUSTEE COMPENSATION

     The compensation paid to the Trustees of the Trust, for the fiscal year ended April 30, 1998 is set forth in the following table:



                                              Pension or
                                              Retirement
                                               Benefits          Estimated       Total Compensation
                               Aggregate    Accrued As Part   Annual Benefits   From the Trust (the
                             Compensation      of Trust             Upon         Trust is not in a
        Name                From the Trust     Expenses          Retirement        Fund Complex)
       ------               --------------  --------------    ----------------  -------------------
  Patty Litton Delony            $1,500            0                 0                  $1,500
  Lester J. Dugas                $1,500            0                 0                  $1,500
  Reynaldo P. Glover              $ 750            0                 0                   $ 750
  Challis M. Lowe                $1,500            0                 0                  $1,500

                              CERTAIN SHAREHOLDERS

   The following table sets forth as of July 31, 1998, the name and holdings of each person known by the Fund to be a record or beneficial holder of more than 5% of its outstanding shares. As of such date there were 222,920 shares outstanding.
                                                                    % of
                                                 Number of      Outstanding
  Name and Address                              Shares Owned       Shares
 -----------------                             -------------    ------------

Metropolitan Pier and Exposition                     44,439         19.9%
Authority Retirement Plan
2301 S. Prairie Ave.
Chicago, IL 60616

Reynaldo Glover                                      25,130         11.3%
C/O Rudnick & Wolfe
203 North La Salle Street
Chicago, IL 60601

Charles Schwab & Co. Inc.                            18,484          8.3%
Special Custody Account for
the Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

Barbara L. Bowles*<F7>                               19,004          8.5%
C/O The Kenwood Group
10 S. LaSalle St. Ste. 3610
Chicago, IL 60603-1002

*<F7>Barbara L. Bowles is also record owner of 5,402 shares as Trustee of The
    Kenwood Group Inc. 401(k) Trust.

     The officers and directors of the Fund beneficially own in the aggregate 22.6% of the outstanding shares of the Fund.

                                  THE ADVISER

     The Kenwood Group, Inc., an Illinois corporation located at 10 South LaSalle Street, Chicago, Illinois 60603, serves as the Fund's Adviser. Barbara
L. Bowles is the controlling shareholder of the Adviser. The Advisery fee is a monthly fee based upon the Fund's average daily net assets at the following annual rate: 0.75% on the first $500 million of average net assets, 0.70% on the next $500 million of average daily net assets, and 0.65% on average daily net assets over $1 billion. The Adviser waived its entire fee in fiscal years 1997 and 1998. If the Adviser had not waived its fee, its total fee would have been $3,380 for fiscal year 1997 and $15,753 for fiscal year 1998. The Adviser may waive all or a part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Adviser to waive any fees in the future. The Adviser has agreed to waive its fee and to absorb Fund expenses at least through the fiscal year ending April 30, 1999 so that total Fund expenses do not exceed 1.00%.

     In addition to the services described in the Fund's prospectus, the Adviser will compensate all personnel, officers and trustees of the Fund if such persons are employees of the Adviser. The Fund pays all other Fund expenses including its organizational expenses, except to the extent that the Adviser pays or reimburses such expenses.

     Under the Advisory Agreement between the Fund and the Adviser, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties, the Adviser will not be liable for any act or omission in the cause of, or connected with, rendering service under the Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

     The Adviser has adopted a Code of Ethics which regulates the personal securities transactions of the Adviser's investment personnel and other employees and affiliates with access to information regarding securities transactions of the Fund. The Code of Ethics requires investment personnel to disclose personal securities holdings upon commencement of employment and all subsequent trading activity to the Adviser's Compliance Officer. Investment personnel are prohibited from engaging in any securities transactions, including the purchase of securities in a private offering, without the prior consent of the Compliance Officer. Additionally, such personnel are prohibited from purchasing securities in an initial public offering and are prohibited from trading in any securities (i) for which the Fund has a pending buy or sell order, (ii) which the Fund is considering buying or selling, or (iii) which the Fund purchased or sold within seven calendar days.

                 CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTING AGENT

     Firstar Trust Company ("Firstar"), 615 East Michigan Street, Milwaukee, WI 53202, serves as the Fund's custodian, transfer, fund accounting, shareholder servicing and dividend-paying agent. The custodian has custody of all securities and cash of the Fund. The custodian attends to the collection of principal and income and the payment for, and the collection of proceeds of, securities bought and sold by the Fund. Firstar also acts as the Fund's Administrator pursuant to an Administration Agreement with the Fund as described in the prospectus.

                                      AUDITORS

     The Fund's auditors are PricewaterhouseCoopers LLP, 411 E. Wisconsin Ave., Milwaukee, WI 53202. The services of the auditors include an audit of annual financial statements included in the annual reports to shareholders, a review of amendments to the registration statement filed with the Securities and Exchange Commission, consultation on financial accounting and reporting matters, and meeting with the Board of Trustees. In addition, the auditors may provide assistance in preparation of the federal and state income tax returns and related forms.

                               DISTRIBUTION PLAN

     AmeriPrime Financial Securities, Inc., 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092, serves as the principal underwriter to distribute the Fund's shares. Pursuant to the Distribution Plan adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund is authorized to expend up to 0.25% annually of the Fund's average daily net assets to pay distribution fees and to cover certain expenses incurred in connection with the distribution of the Fund's shares. Rule 12b-1 permits an investment company to finance, directly or indirectly, any activity which is primarily intended to result in the sale of its shares only if it does so in accordance with the provisions of the Rule. For fiscal year ended April 30, 1998, the Fund paid AmeriPrime Financial Securities, Inc. $5,251 to distribute the Fund's shares.

     The Distribution Plan continues annually so long as it is approved in the manner provided by Rule 12b-1 or unless earlier terminated by vote of the majority of the Fund's Independent Trustees or a majority of the Fund's outstanding shares. The Adviser is required to furnish quarterly written reports to the Board of Trustees detailing the amounts expended under the Distribution Plan. The Distribution Plan may be amended provided that all such amendments comply with the applicable requirements then in effect under Rule 12b-1. Presently, Rule 12b-1 requires, among other procedures, that it be continued only if a majority of the Independent Trustees approve continuation at least annually and that amendments materially increasing the amount to be spent for distribution be approved by the Independent Trustees and the shareholders. As long as the Distribution Plan is in effect, the Fund must commit the selection and nomination of candidates for new Independent Trustees to the sole discretion of the existing Independent Trustees.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Fund's securities trading and brokerage policies and procedures are reviewed by and subject to the supervision of the Board of Trustees. The Fund's policy is to seek to place portfolio transactions with those brokers or dealers who will execute transactions as efficiently as possible and at favorable prices. Many of these transactions involve the payment of brokerage commissions by the Fund. In some cases, transactions are with firms that act as principal for their own account. In effecting transactions in over-the-counter securities, the Fund deals with market makers unless it appears that better prices and execution are available elsewhere.

     Subject to the policy of seeking favorable price and execution for the transaction size and risk involved, in selecting brokers or dealers or negotiating the commissions to be paid, the Adviser considers the firm's financial responsibility and reputation, range and quality of services made available to the Fund, and the professional services provided, including execution, clearance procedures, wire service quotations, and ability to provide supplemental performance, statistical and other research information for consideration, analysis and evaluation by the staff of the Adviser. In accordance with this policy, the Fund does not execute brokerage transactions solely on the basis of the lowest commission rate available for a particular transaction. Subject to the requirements of favorable price and efficient execution, placement of orders by securities firms for the purchase of shares of the Fund may be taken into account as a factor in the allocation of portfolio transactions.

     In addition, there may be times when an investment decision may be made to purchase or sell the same security for the Fund and one or more clients of the Adviser. If the Fund and the Adviser on behalf of other clients simultaneously engage in the purchase or sale of the same security, the transactions will be allocated as to amount and price in a manner considered equitable to each. In some instances, this procedure could adversely affect the Fund but the Fund deems that any disadvantage in the procedure would be outweighed by the increased selection and the increased opportunity to engage in volume transactions.

     Research services furnished by brokers used by the Fund for portfolio transactions may be utilized by the Adviser in connection with its investment services for other accounts and, likewise, research services provided by brokers used for transactions of other accounts may be utilized by the Adviser in performing its services for the Fund. The Adviser determines the reasonableness of the commissions paid in relation to its view of the value of the brokerage and research services provided, considered in terms of the particular transaction and its overall responsibilities with respect to all accounts as to which it exercises investment discretion. As any particular research obtained by the Adviser may be useful to the Fund, the Board of Trustees, in considering the reasonableness of the commissions paid by the Fund, will not attempt to allocate, or require the Adviser to allocate, the relative costs or benefits of research.

     For the fiscal year ended April 30, 1998 the Fund paid brokerage commissions of $ 7,742.

                              SHAREHOLDER MEETINGS

     The Fund does not hold annual shareholder meetings, but does hold special shareholder meetings when the Board of Trustees believes it is necessary or when required by law. The Fund will hold a special meeting when requested in writing by the holders of at least 10% of the shares eligible to vote at a meeting.

     Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting the lesser of $25,000 or 1% of the outstanding shares of the Fund stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Fund has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.


                                PERFORMANCE DATA

     Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the Fund's investment portfolio. The Fund's average annual total return figures are computed in accordance with the standardized method prescribed by the Securities and Exchange Commission by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1 + T)n = ERV

  Where: P  =  a hypothetical initial payment of $1,000
         T  =  average annual total return
         n  =  number of years
       ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

      This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the prospectus, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

      The Fund's average annual total return for the fiscal year ended April 30, 1998 was 35.66%. The Fund's average annual total return since inception (May 1, 1996) was 24.10%.

      Total return is the cumulative rate of investment growth which assumes that income dividends and capital gains are reinvested. It is determined by assuming a hypothetical investment at the net asset value at the beginning of the period, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period, subtracting the amount of the original investment, and dividing this amount by the amount of the original investment. This calculated amount is then expressed as a percentage by multiplying by 100.


                          PART C.   OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements:

          Included in Part A
               Financial Highlights

          Included in Part B by incorporation by reference
               Schedule of Investments at April 30, 1998
               Statement of Assets and Liabilities at April 30, 1998 Statement of Operations for the year ended April 30, 1998 Statement of Changes in Net Assets for the year ended
               April 30, 1998
               Notes to Financial Statements.
               Report of PricewaterhouseCoopers LLP, Independent Auditors.

     (b)  Exhibits

          1. Declaration of Trust, incorporated by reference to Registrant's Registration Statement on Form N-lA,
               File No. 333-1171.

          2.   By-Laws, incorporated by reference to Registrant's
               Registration Statement on Form N-lA, File No. 333-1171.

          3.   Not Applicable.

          4.   Not Applicable.

          5. Investment Advisory Agreement, incorporated by reference to Pre-Effective Amendment No. 2 on Form N-1A, File No. 333-1171.

          6. Underwriting Agreement, as amended, incorporated by reference to Pre-Effective Amendment No.2 on Form N-1A, File No. 333-1171.

          7.   Not Applicable.

          8a. Custodian Agreement, incorporated by reference to Registrant's Registration Statement on Form N-lA,
               File No. 333-1171.

          8b. Transfer Agency Contract, incorporated by reference to Registrant's Registration Statement on Form N-lA,
               File No. 333-1171.

          9.   Not Applicable.

          10. Consent and Opinion of Counsel as to Legality of Shares Being Registered.

          11.  Consent of Independent Auditors to Use of Report.

          12.  Not Applicable.

          13.  Financial Statements, included in Statement of
               Additional Information.

          14. Retirement Plans, incorporated by reference to Pre-Effective Amendment No. 2 on Form N-1A, File No. 333-1171.

          15. Rule 12b-1 Distribution Plan, incorporated by reference to Registrant's Registration Statement on Form N-1A, File No. 333-1171.

          16. Schedule for Computation of Performance Quotation, incorporated by reference to Pre-Effective Amendment No. 2 on Form N1-A, File No. 333-1171.

          17.  Not Applicable.

          18.  Power of Attorney for Clark Burrus, Trustee. Powers of
               Attorney, incorporated by reference to Registrant's Registration Statement on Form N-lA, File No. 333-1171.

          27.  Financial Data Schedule.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          Not Applicable.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

          As of June 30, 1998 there were 107 holders of record of Registrant's shares.

ITEM 27.  INDEMNIFICATION

     Reference is made to Article VIII of the Declaration of Trust of the Registrant, filed as Exhibit 1 to Registrant's Registration Statement File No. 333-1171 which provides the following:

     No Trustee or officer of the Trust, when acting in such capacity, shall be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust or any Trustee. No Trustee or officer shall be liable for any act or omission in his or her capacity as Trustee or officer, or for any act or omission of any officer or employee of the Trust or of any other person or party, provided that nothing contained herein or in the Delaware Business Trust Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or as an officer.

     The Trust indemnifies each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal in which said Trustee may be involved or with which said Trustee may be threatened, while as a Trustee or thereafter by reason of being or having been such a Trustee except with respect to any matter as to which said Trustee shall have been adjudicated to have acted in bad faith or with willful misfeasance, gross negligence or reckless disregard of the duties of office; provided that as to any matter disposed of by a compromise payment by such
--------
person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel had been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which such person may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement
--------
hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 8.2; provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that such person is not entitled to such indemnification.

     The Trust indemnifies the officers and has the power to indemnify representatives and employees of the Trust, to the same extent that Trustees are entitled to indemnification pursuant to this Section 8.2.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     The Kenwood Group, Inc., the Registrant's investment adviser, renders investment advisory services to individual, institutional and pension and profit-sharing plan accounts. None of the officers or directors of the Adviser have been engaged in other professions and/or employment capacities during the past two fiscal years except as follows: Larry Jones - Executive Vice President, Senior Portfolio Manager and Market Strategist joined the Kenwood Group in May 1997. Prior to joining The Kenwood Group he served as the Chief Investment Officer and Portfolio Manager for W.R. Lazard & Company. Prior to that Mr. Jones spent 12 years as Managing Director, Portfolio Manager and Director of Investment Research at Equitable Capital Management, now Alliance Capital Management.

ITEM 29.  PRINCIPAL UNDERWRITERS

     Not Applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

     All documents and records related to portfolio transactions are located at The Kenwood Funds, 10 S. LaSalle Street, Suite 3610, Chicago, IL 60603.

     All other documents and records are located at Firstar Trust Company, 615 East Michigan Street, Milwaukee, WI 53202.

ITEM 31.  MANAGEMENT SERVICES.

     Not applicable.

ITEM 32.  UNDERTAKINGS.

     Registrant undertakes to furnish to each person to whom a Prospectus is delivered, a copy of the Registrant's latest Annual Report to Shareholders, upon request and without charge.


                               THE KENWOOD FUNDS

                                   SIGNATURES
                                  -----------

     Registrant certifies that this Amendment meets all of the requirements for effectiveness pursuant to Rule 485 (b).

     Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 26th day of August, 1998.


                    THE KENWOOD FUNDS


                    By: /s/ Sheldon R. Stein
                       ---------------------
                           Sheldon R. Stein,
                           Attorney-in-fact


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by Barbara L. Bowles in the capacities and on the date indicated.

    Signature                      Title                           Date
    ---------                      -----                           ----

 /s/ Barbara L. Bowles*<F10>       Chief Executive and           August 26, 1998
 -------------------------         Principal Financial Officer
   Barbara L. Bowles               and Trustee



*<F10>Sheldon R. Stein signs this document on behalf of the Registrant and Barbara L. Bowles pursuant to the Powers of Attorney filed as Exhibit 18 to Registrant's Registration Statement on Form N-1A.


                            /s/ Sheldon R. Stein
                         -----------------------
                            Sheldon R. Stein,
                            Attorney-in-Fact


                               THE KENWOOD FUNDS

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

   Signature                        Title              Date
   ---------                        -----              ----

Patty Litton Delony*<F11>          Trustee        August 26, 1998
----------------------------
Patty Litton Delony

Lester J. Dugas, Jr.*<F11>              Trustee        August 26, 1998
-----------------------------
Lester J. Dugas, Jr.

Reynaldo P. Glover*<F11>                Trustee        August 26, 1998
-----------------------------
Reynaldo P. Glover

Challis M. Lowe*<F11>              Trustee        August 26, 1998
-----------------------------
Challis M. Lowe

Clark Burrus*<F11>                 Trustee        August 26, 1998
-----------------------------
Clark Burrus

     *<F11>Sheldon R. Stein signs this document on behalf of each of the foregoing persons pursuant to the Powers of Attorney filed as Exhibit 18 to Registrant's Registration Statement on Form N1-A.


                            /s/ Sheldon R. Stein
                           -----------------------
                            Sheldon R. Stein,
                            Attorney-in-Fact


                                                          Exhibit 10



                                             August 26, 1998


  Board of Directors
  The Kenwood Funds
  10 South LaSalle Street
  Suite 3610
  Chicago, Illinois  60603

         Re: Registration of Shares of Beneficial Interest under Securities Act of 1933 and Investment
               Company Act of 1940

  Dear Ladies and Gentlemen:

         We have acted as counsel to The Kenwood Funds, a Delaware business trust (the "Trust"), in connection with the preparation and filing with the Securities and Exchange Commission (the "Commission") of a registration statement on Form N-1A (the "Registration Statement") under the Securities Act of 1933 and the Investment Company Act of 1940, relating to the registration, pursuant to Commission Rule 24f-2(a)(1), of an indefinite number of shares of the Trust's Shares of Beneficial Interest (the "Shares").

         In this regard, we have examined originals or copies of (i) the Declaration of Trust and Bylaws of the Trust, and (ii) resolutions of the Board of Trustees and such other documents and Trust records as we have deemed appropriate for purposes of rendering this opinion.

         Based upon the foregoing, we are of the opinion that (i) the Shares have been duly authorized, and (ii) the Shares, when issued by the Trust in the manner set forth in the Registration Statement, will be legally issued, fully paid, and non-assessable.

         We consent to the use of this opinion as an exhibit to the Registration Statement and to the references to our name in the prospectus and statement of additional information included in the Registration Statement.

                                       Very truly yours,
                                       D'ANCONA & PFLAUM


                                       By: /s/ Arthur Don
                                           -----------------------
                                               Arthur Don, Partner

  AD:sls



                                                                      Exhibit 11

CONSENT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of The Kenwood Funds - The Kenwood Growth & Income Fund

We consent to the incorporation by reference in Post-Effective Amendment No. 3 to the Registration Statement of The Kenwood Funds on Form N-1A of our report dated May 15, 1998 on our audit of financial statements and financial highlights of The Kenwood Growth & Income Fund, which report is included in the Annual Report to Shareholders for the year ended April 30, 1998, which is incorporated by reference in the Registration Statement. We also consent to the reference to our Firm under the captions "Financial Highlights of the Fund" in the Prospectus and "Auditors" in the Statement of Additional Information.

                                          /s/PricewaterhouseCoopers LLP
                                          PRICEWATERHOUSECOOPERS LLP


Milwaukee, Wisconsin
August 26, 1998



                                                                      Exhibit 18

                               THE KENWOOD FUNDS
                               POWER OF ATTORNEY
                               -----------------


      Know All People by These presents, that the undersigned constitutes and appoints Barbara L. Bowles, Sharon Morrow, Sheldon R. Stein and Arthur Don, and each of them, his attorneys-in-fact, each with power of substitution, for it in any and all capacities, to sign any registration statement of The Kenwood Funds on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940, and all amendments thereto, and to file the same, including exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and all applicable state or federal regulatory authorities. The undersigned hereby ratifies and confirms all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.


      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 12th day of August, 1998.




 /s/ Clark Burrus
-----------------
Clark Burrus
Trustee

[ARTICLE] 6
[CIK] 0001006416
[NAME] THE KENWOOD FUNDS
[MULTIPLIER] 100

[PERIOD-TYPE]                   12-MOS
[FISCAL-YEAR-END]                          APR-30-1998
[PERIOD-START]                             MAY-01-1997
[PERIOD-END]                               APR-30-1998
[INVESTMENTS-AT-COST]                        2,937,133
[INVESTMENTS-AT-VALUE]                       3,316,333
[RECEIVABLES]                                   87,650
[ASSETS-OTHER]                                   6,262
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                               3,412,211
[PAYABLE-FOR-SECURITIES]                       265,344
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                       41,120
[TOTAL-LIABILITIES]                            306,464
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                     2,639,915
[SHARES-COMMON-STOCK]                          219,065
[SHARES-COMMON-PRIOR]                          113,482
[ACCUMULATED-NII-CURRENT]                        5,744
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                         80,888
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                       379,200
[NET-ASSETS]                                 3,104,747
[DIVIDEND-INCOME]                               32,146
[INTEREST-INCOME]                                9,114
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                  20,863
[NET-INVESTMENT-INCOME]                         20,397
[REALIZED-GAINS-CURRENT]                       221,113
[APPREC-INCREASE-CURRENT]                      355,978
[NET-CHANGE-FROM-OPS]                          597,488
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                       18,982
[DISTRIBUTIONS-OF-GAINS]                       155,240
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                        104,639
[NUMBER-OF-SHARES-REDEEMED]                     12,443
[SHARES-REINVESTED]                             13,387
[NET-CHANGE-IN-ASSETS]                       1,835,145
[ACCUMULATED-NII-PRIOR]                              0
[ACCUMULATED-GAINS-PRIOR]                            0
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                           15,753
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                148,314
[AVERAGE-NET-ASSETS]                         2,100,483
[PER-SHARE-NAV-BEGIN]                            11.20
[PER-SHARE-NII]                                   0.09
[PER-SHARE-GAIN-APPREC]                           3.82
[PER-SHARE-DIVIDEND]                              0.10
[PER-SHARE-DISTRIBUTIONS]                         0.83
[RETURNS-OF-CAPITAL]                              0.00
[PER-SHARE-NAV-END]                              14.18
[EXPENSE-RATIO]                                   0.99
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0